
                                                                                                                       Exhibit 99(i)
     MERRILL LYNCH & CO., INC.                                                                                         Attachment I


     PRELIMINARY UNAUDITED EARNINGS SUMMARY
     U.S. GAAP BASIS                                                   For the Three Months Ended               Percent Inc / (Dec)
                                                               ------------------------------------------      --------------------
                                                               September 27,       June 28,  September 28,     3Q02 vs.    3Q02 vs.
     (in millions, except per share amounts)                           2002           2002           2001          2Q02        3Q01
                                                               ------------        -------   ------------      --------    --------

     NET REVENUES
       Commissions                                                  $ 1,122        $ 1,204        $ 1,204          (6.8)%     (6.8)%
       Principal transactions                                           377            728            739         (48.2)     (49.0)
       Investment banking
           Underwriting                                                 332            511            563         (35.0)     (41.0)
           Strategic advisory                                           163            194            294         (16.0)     (44.6)
       Asset management and portfolio service fees                    1,217          1,298          1,337          (6.2)      (9.0)
       Other                                                            165            219            129         (24.7)      27.9
                                                                    -------        -------        -------
         Subtotal                                                     3,376          4,154          4,266         (18.7)     (20.9)

       Interest and dividend revenues                                 3,484          3,198          4,663           8.9      (25.3)
       Less interest expense                                          2,498          2,401          3,784           4.0      (34.0)
                                                                    -------        -------         ------
         Net interest profit                                            986            797            879          23.7       12.2
                                                                    -------        -------        -------

       TOTAL NET REVENUES                                             4,362          4,951          5,145         (11.9)     (15.2)
                                                                    -------        -------        -------

     NON-INTEREST EXPENSES
       Compensation and benefits                                      2,228          2,569          2,757         (13.3)     (19.2)
       Communications and technology                                    421            412            529           2.2      (20.4)
       Occupancy and related depreciation                               218            228            280          (4.4)     (22.1)
       Brokerage, clearing, and exchange fees                           182            172            219           5.8      (16.9)
       Advertising and market development                               125            151            165         (17.2)     (24.2)
       Professional fees                                                135            132            115           2.3       17.4
       Office supplies and postage                                       62             65             78          (4.6)     (20.5)
       Goodwill amortization                                              -              -             53           N/M     (100.0)
       Other                                                            128            274            175         (53.3)     (26.9)
       Recoveries/expenses related to September 11                     (191)             -             88           N/M        N/M
                                                                    -------        -------        -------

       TOTAL NON-INTEREST EXPENSES                                    3,308          4,003          4,459         (17.4)     (25.8)
                                                                    -------        -------        -------

     EARNINGS BEFORE INCOME TAXES AND DIVIDENDS ON PREFERRED
     SECURITIES ISSUED BY SUBSIDIARIES                                1,054            948            686          11.2       53.6

     Income tax expense                                                 313            267            216          17.2       44.9

     Dividends on preferred securities issued by subsidiaries            48             47             48           2.1          -
                                                                    -------        -------        -------

     NET EARNINGS                                                   $   693        $   634        $   422           9.3       64.2
                                                                    =======        =======        =======

     PREFERRED STOCK DIVIDENDS                                      $    10        $    10        $    10             -          -
                                                                    =======        =======        =======

     EARNINGS PER COMMON SHARE
       Basic                                                        $  0.79        $  0.72        $  0.49           9.7       61.2
       Diluted                                                      $  0.73        $  0.66        $  0.44          10.6       65.9

     AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
       Basic                                                          864.6          861.7          845.8           0.3        2.2
       Diluted                                                        934.5          942.6          934.5          (0.9)         -

     ANNUALIZED RETURN ON AVERAGE COMMON EQUITY                       12.7%          12.0%           8.0%
     -------------------------------------------------------------------------------------------------------------------------------
     Note: Certain prior period amounts have been reclassified to conform to the current period presentation.


                                                                                                                       Exhibit 99(i)
    MERRILL LYNCH & CO., INC.                                                                                          Attachment II


    PRELIMINARY UNAUDITED EARNINGS SUMMARY
    OPERATING BASIS                                                        For the Three Months Ended            Percent Inc / (Dec)
                                                                    ---------------------------------------     --------------------
                                                                    September 27,      June 28, September 28,   3Q02 vs.    3Q02 vs.
    (in millions, except per share amounts)                                 2002          2002          2001        2Q02        3Q01
                                                                    ------------       -------  ------------    --------    --------

    NET REVENUES
      Commissions                                                        $ 1,122       $ 1,204       $ 1,204        (6.8)%    (6.8)%
      Principal transactions                                                 377           728           739       (48.2)    (49.0)
      Investment banking
          Underwriting                                                       332           511           563       (35.0)    (41.0)
          Strategic advisory                                                 163           194           294       (16.0)    (44.6)
      Asset management and portfolio service fees                          1,217         1,298         1,337        (6.2)     (9.0)
      Other                                                                  165           219           129       (24.7)     27.9
                                                                         -------       -------       -------
        Subtotal                                                           3,376         4,154         4,266       (18.7)    (20.9)

      Interest and dividend revenues                                       3,484         3,198         4,663         8.9     (25.3)
      Less interest expense                                                2,498         2,401         3,784         4.0     (34.0)
                                                                         -------       -------       --------
        Net interest profit                                                  986           797           879        23.7      12.2
                                                                         -------       -------       -------

      TOTAL NET REVENUES                                                   4,362         4,951         5,145       (11.9)    (15.2)
                                                                         -------       -------       -------

    NON-INTEREST EXPENSES
      Compensation and benefits                                            2,228         2,569         2,757       (13.3)    (19.2)
      Communications and technology                                          421           412           529         2.2     (20.4)
      Occupancy and related depreciation                                     218           228           280        (4.4)    (22.1)
      Brokerage, clearing, and exchange fees                                 182           172           219         5.8     (16.9)
      Advertising and market development                                     125           151           165       (17.2)    (24.2)
      Professional fees                                                      135           132           115         2.3      17.4
      Office supplies and postage                                             62            65            78        (4.6)    (20.5)
      Goodwill amortization                                                    -             -            53         N/M    (100.0)
      Other                                                                  128           274           175       (53.3)    (26.9)
                                                                         -------       -------       -------

      TOTAL NON-INTEREST EXPENSES                                          3,499         4,003         4,371       (12.6)    (19.9)
                                                                         -------       -------       -------

    EARNINGS BEFORE INCOME TAXES, DIVIDENDS ON PREFERRED SECURITIES
    ISSUED BY SUBSIDIARIES, AND SEPTEMBER 11 RECOVERIES/EXPENSES             863           948           774        (9.0)     11.5

    Income tax expense                                                       236           267           251       (11.6)     (6.0)

    Dividends on preferred securities issued by subsidiaries                  48            47            48         2.1         -
                                                                         -------       -------       -------

    EARNINGS BEFORE SEPTEMBER 11 RECOVERIES/EXPENSES                     $   579       $   634       $   475        (8.7)     21.9
                                                                         =======       =======       =======

    Recoveries/expenses related to September 11, net of tax                  114             -           (53)        N/M       N/M
                                                                         -------       -------       --------

    NET EARNINGS                                                         $   693       $   634       $   422         9.3      64.2
                                                                         =======       =======       =======

    PREFERRED STOCK DIVIDENDS                                            $    10       $    10       $    10           -         -
                                                                         =======       =======       =======

    EARNINGS PER COMMON SHARE, BEFORE SEPTEMBER 11 RECOVERIES/EXPENSES
      Basic                                                              $  0.66       $  0.72       $  0.55        (8.3)     20.0
      Diluted                                                            $  0.61       $  0.66       $  0.50        (7.6)     22.0
      Impact of September 11 on diluted earnings per
      common share                                                       $  0.12       $     -       $ (0.06)        N/M       N/M

    EARNINGS PER COMMON SHARE
      Basic                                                              $  0.79       $  0.72       $  0.49         9.7      61.2
      Diluted                                                            $  0.73       $  0.66       $  0.44        10.6      65.9

    AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
      Basic                                                                864.6         861.7         845.8         0.3       2.2
      Diluted                                                              934.5         942.6         934.5        (0.9)        -
    --------------------------------------------------------------------------------------------------------------------------------
    Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

                                                                                              Exhibit 99(i)
     MERRILL LYNCH & CO., INC.                                                                Attachment III


     PRELIMINARY UNAUDITED EARNINGS SUMMARY
     U.S. GAAP BASIS                                            For the Nine Months Ended
                                                                ---------------------------
                                                                September 27,  September 28,       Percent
     (in millions, except per share amounts)                            2002           2001        Inc/(Dec)
                                                                ------------   ------------        --------

     NET REVENUES
       Commissions                                                   $ 3,555        $ 4,071           (12.7)%
       Principal transactions                                          1,982          3,344           (40.7)
       Investment banking
           Underwriting                                                1,321          1,900           (30.5)
           Strategic advisory                                            540            891           (39.4)
       Asset management and portfolio service fees                     3,808          4,072            (6.5)
       Other                                                             603            446            35.2
                                                                     -------        -------
         Subtotal                                                     11,809         14,724           (19.8)

       Interest and dividend revenues                                  9,966         16,459           (39.4)
       Less interest expense                                           7,372         14,055           (47.5)
                                                                     -------        -------
         Net interest profit                                           2,594          2,404             7.9
                                                                     -------        -------

       TOTAL NET REVENUES                                             14,403         17,128           (15.9)
                                                                     -------        -------

     NON-INTEREST EXPENSES
       Compensation and benefits                                       7,443          8,978           (17.1)
       Communications and technology                                   1,307          1,695           (22.9)
       Occupancy and related depreciation                                684            820           (16.6)
       Brokerage, clearing, and exchange fees                            552            697           (20.8)
       Advertising and market development                                426            575           (25.9)
       Professional fees                                                 397            408            (2.7)
       Office supplies and postage                                       196            266           (26.3)
       Goodwill amortization                                               -            156          (100.0)
       Other                                                             575            556             3.4
       Recoveries/expenses related to September 11                      (191)            88             N/M
                                                                     -------        -------

       TOTAL NON-INTEREST EXPENSES                                    11,389         14,239           (20.0)
                                                                     -------        -------

     EARNINGS BEFORE INCOME TAXES AND DIVIDENDS ON PREFERRED
     SECURITIES ISSUED BY SUBSIDIARIES                                 3,014          2,889             4.3

     Income tax expense                                                  896            906            (1.1)

     Dividends on preferred securities issued by subsidiaries            144            146            (1.4)
                                                                     -------        -------

     NET EARNINGS                                                    $ 1,974        $ 1,837             7.5
                                                                     =======        =======

     PREFERRED STOCK DIVIDENDS                                       $    29        $    29               -
                                                                     =======        =======

     EARNINGS PER COMMON SHARE
       Basic                                                         $  2.26        $  2.15             5.1
       Diluted                                                       $  2.07        $  1.93             7.3

     AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
       Basic                                                           860.4          839.8             2.5
       Diluted                                                         942.0          938.8             0.3

     ANNUALIZED RETURN ON AVERAGE COMMON EQUITY                        12.5%          12.2%
     ------------------------------------------------------------------------------------------------------
     Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

                                                                                               Exhibit 99(i)
    MERRILL LYNCH & CO., INC.                                                                  Attachment IV


    PRELIMINARY UNAUDITED EARNINGS SUMMARY
    OPERATING BASIS                                                  For the Nine Months Ended
                                                                     --------------------------
                                                                     September 27, September 28,    Percent
    (in millions, except per share amounts)                                  2002          2001     Inc/(Dec)
                                                                     ------------  ------------  -----------

    NET REVENUES
      Commissions                                                         $ 3,555       $ 4,071        (12.7)%
      Principal transactions                                                1,982         3,344        (40.7)
      Investment banking
          Underwriting                                                      1,321         1,900        (30.5)
          Strategic advisory                                                  540           891        (39.4)
      Asset management and portfolio service fees                           3,808         4,072         (6.5)
      Other                                                                   603           446         35.2
                                                                          -------       -------
        Subtotal                                                           11,809        14,724        (19.8)

      Interest and dividend revenues                                        9,966        16,459        (39.4)
      Less interest expense                                                 7,372        14,055        (47.5)
                                                                          -------       -------
        Net interest profit                                                 2,594         2,404          7.9
                                                                          -------       -------

      TOTAL NET REVENUES                                                   14,403        17,128        (15.9)
                                                                          -------       -------

    NON-INTEREST EXPENSES
      Compensation and benefits                                             7,443         8,978        (17.1)
      Communications and technology                                         1,307         1,695        (22.9)
      Occupancy and related depreciation                                      684           820        (16.6)
      Brokerage, clearing, and exchange fees                                  552           697        (20.8)
      Advertising and market development                                      426           575        (25.9)
      Professional fees                                                       397           408         (2.7)
      Office supplies and postage                                             196           266        (26.3)
      Goodwill amortization                                                     -           156       (100.0)
      Other                                                                   575           556          3.4
                                                                          -------       -------

      TOTAL NON-INTEREST EXPENSES                                          11,580        14,151        (18.2)
                                                                          -------       -------

    EARNINGS BEFORE INCOME TAXES, DIVIDENDS ON PREFERRED SECURITIES
    ISSUED BY SUBSIDIARIES, AND SEPTEMBER 11 RECOVERIES/EXPENSES            2,823         2,977         (5.2)

    Income tax expense                                                        819           941        (13.0)

    Dividends on preferred securities issued by subsidiaries                  144           146         (1.4)
                                                                          -------       -------

    EARNINGS BEFORE SEPTEMBER 11 RECOVERIES/EXPENSES                      $ 1,860       $ 1,890         (1.6)
                                                                          =======       =======

    Recoveries/expenses related to September 11, net of tax                   114           (53)         N/M

    NET EARNINGS                                                          $ 1,974       $ 1,837          7.5
                                                                          =======       =======

    PREFERRED STOCK DIVIDENDS                                             $    29       $    29            -
                                                                          =======       =======

    EARNINGS PER COMMON SHARE, BEFORE SEPTEMBER 11 RECOVERIES/EXPENSES
      Basic                                                                $ 2.13       $  2.21         (3.6)
      Diluted                                                              $ 1.95       $  1.99         (2.0)
      Impact of September 11 on diluted earnings per
      common share                                                         $ 0.12       $ (0.06)         N/M

    EARNINGS PER COMMON SHARE
      Basic                                                                $ 2.26       $  2.15          5.1
      Diluted                                                              $ 2.07       $  1.93          7.3

    AVERAGE SHARES USED IN COMPUTING EARNINGS PER COMMON SHARE
      Basic                                                                 860.4         839.8          2.5
      Diluted                                                               942.0         938.8          0.3
------------------------------------------------------------------------------------------------------------
    Note: Certain prior period amounts have been reclassified to conform to the current period presentation.


                                                                                                         Exhibit 99(i)
MERRILL LYNCH & CO., INC.                                                                                Attachment V


PRELIMINARY SEGMENT DATA (UNAUDITED)
                                                  For the Three Months Ended               For the Nine Months Ended
                                             ----------------------------------------    -----------------------------
                                             September 27,    June 28,   September 28,    September 27,   September 28,
   (dollars in millions)                             2002        2002            2001             2002            2001
                                             ------------     -------    ------------     ------------    ------------
   GLOBAL MARKETS & INVESTMENT BANKING
        Non-interest revenues                     $ 1,284     $ 1,865         $ 1,861          $ 5,078         $ 7,059
        Net interest profit                           674         462             474            1,613           1,285
                                                  -------     -------         -------          -------         -------
        Total net revenues                          1,958       2,327           2,335            6,691           8,344
                                                  -------     -------         -------          -------         -------

        Pre-tax earnings before September 11
        recoveries                                    523         640             557            1,805           2,280

        Pre-tax earnings                              573         640             557            1,855           2,280

        Pre-tax profit margin before September 11
        recoveries                                   26.7%       27.5%           23.9%            27.0%           27.3%
        Pre-tax profit margin                        29.3%       27.5%           23.9%            27.7%           27.3%
   -------------------------------------------------------------------------------------------------------------------
   PRIVATE CLIENT GROUP
        Non-interest revenues                     $ 1,757     $ 1,917         $ 1,981          $ 5,623         $ 6,383
        Net interest profit                           328         350             415            1,027           1,160
                                                  -------     -------         -------          -------         -------
        Total net revenues                          2,085       2,267           2,396            6,650           7,543
                                                  -------     -------         -------          -------         -------

        Pre-tax earnings before September 11
        recoveries                                    289         346             200              907             679

        Pre-tax earnings                              314         346             200              932             679

        Pre-tax profit margin before September 11
        recoveries                                   13.9%       15.3%            8.3%            13.6%            9.0%
        Pre-tax profit margin                        15.1%       15.3%            8.3%            14.0%            9.0%
   -------------------------------------------------------------------------------------------------------------------
   MERRILL LYNCH INVESTMENT MANAGERS
        Non-interest revenues                     $   363     $   412         $   472          $ 1,218         $ 1,483
        Net interest profit                             6           7               9               17              19
                                                  -------     -------         -------          -------         -------
        Total net revenues                            369         419             481            1,235           1,502
                                                  -------     -------         -------          -------         -------

        Pre-tax earnings                               70          97              92              284             265

        Pre-tax profit margin                        19.0%       23.2%           19.1%            23.0%           17.6%
  --------------------------------------------------------------------------------------------------------------------
   CORPORATE
        Non-interest revenues                     $   (28)    $   (40)        $   (48)         $  (110)        $  (201)
        Net interest profit                           (22)        (22)            (19)             (63)            (60)
                                                  -------     -------         -------          -------         -------
        Total net revenues                            (50)        (62)            (67)            (173)           (261)
                                                  -------     -------         -------          -------         -------

        Pre-tax earnings/(loss) before September 11
        recoveries/expenses                           (19)       (135)            (75)            (173)           (247)

        Pre-tax earnings/(loss)                        97        (135)           (163)             (57)           (335)
   -------------------------------------------------------------------------------------------------------------------
   TOTAL
        Non-interest revenues                     $ 3,376     $ 4,154         $ 4,266          $11,809         $14,724
        Net interest profit                           986         797             879            2,594           2,404
                                                  -------     -------         -------          -------         -------
        Total net revenues                          4,362       4,951           5,145           14,403          17,128
                                                  -------     -------         -------          -------         -------

        Pre-tax earnings before September 11
        recoveries/expenses                           863         948             774            2,823           2,977

        Pre-tax earnings                            1,054         948             686            3,014           2,889

        Pre-tax profit margin before September 11
        recoveries/expenses                          19.8%       19.1%           15.0%            19.6%           17.4%
        Pre-tax profit margin                        24.2%       19.1%           13.3%            20.9%           16.9%
   -------------------------------------------------------------------------------------------------------------------
   Note:  Certain prior period amounts have been restated to conform to the current period presentation.



                                                                                            Exhibit 99(i)
 MERRILL LYNCH & CO., INC.                                                                  Attachment VI

 CONSOLIDATED QUARTERLY EARNINGS  (UNAUDITED)                                              (in millions)

                                                           3Q01      4Q01       1Q02      2Q02       3Q02
                                                         ------   -------     ------    ------     ------
      NET REVENUES
        Commissions
            Listed and over-the-counter securities       $  673   $   672     $  732    $  718     $  653
            Mutual funds                                    355       356        341       327        277
            Other                                           176       167        156       159        192
                                                         ------   -------     ------    ------     ------
            Total                                         1,204     1,195      1,229     1,204      1,122
        Principal transactions                              739       586        877       728        377
        Investment banking
            Underwriting                                    563       538        478       511        332
            Strategic advisory                              294       210        183       194        163
                                                         ------   -------     ------    ------     ------
            Total                                           857       748        661       705        495
        Asset management and portfolio service fees
            Asset management fees                           514       498        469       430        402
            Portfolio service fees                          559       525        557       571        526
            Account fees                                    125       120        133       135        138
            Other fees                                      139       136        134       162        151
                                                         ------    ------     ------    ------     ------
            Total                                         1,337     1,279      1,293     1,298      1,217
        Other                                               129        82        219       219        165
                                                         ------   -------     ------    ------     ------
           Subtotal                                       4,266     3,890      4,279     4,154      3,376

        Interest and dividend revenues                    4,663     3,684      3,284     3,198      3,484
        Less interest expense                             3,784     2,822      2,473     2,401      2,498
                                                         ------   -------     ------    ------     ------
           Net interest profit                              879       862        811       797        986
                                                         ------   -------     ------    ------     ------
        TOTAL NET REVENUES                                5,145     4,752      5,090     4,951      4,362
                                                         ------   -------     ------    ------     ------

      NON-INTEREST EXPENSES
        Compensation and benefits                         2,757     2,291      2,646     2,569      2,228
        Communications and technology                       529       537        474       412        421
        Occupancy and related depreciation                  280       257        238       228        218
        Brokerage, clearing, and exchange fees              219       198        198       172        182
        Advertising and market development                  165       128        150       151        125
        Professional fees                                   115       137        130       132        135
        Office supplies and postage                          78        83         69        65         62
        Goodwill amortization                                53        51          -         -          -
        Other                                               175       346        173       274        128
        Recoveries/expenses related to September 11          88        43 (2)      -         -       (191)
        Restructuring and other charges                       -     2,193 (2)      -         -          -
                                                         ------   -------     ------    ------     ------
        TOTAL NON-INTEREST EXPENSES                       4,459     6,264      4,078     4,003      3,308
                                                         ------   -------     ------    ------     ------

      EARNINGS/(LOSS) BEFORE INCOME TAXES, AND DIVIDENDS
      ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES        686    (1,512)     1,012       948      1,054

      Income tax expense/(benefit)                          216      (297)       316       267        313

      Dividends on preferred securities issued by
        subsidiaries                                         48        49         49        47         48
                                                         ------   -------     ------    ------     ------

      NET EARNINGS/(LOSS)                                $  422   $(1,264)    $  647    $  634     $  693

    -----------------------------------------------------------------------------------------------------
    PER COMMON SHARE DATA
                                                           3Q01      4Q01       1Q02      2Q02       3Q02
                                                         ------   -------     ------    ------     ------
        Earnings - Basic (1)                             $ 0.55   $  0.57 (2) $ 0.75    $ 0.72     $ 0.66
        Earnings - Diluted (1)                             0.50      0.51 (2)   0.67      0.66       0.61
        Dividends paid                                     0.16      0.16       0.16      0.16       0.16
        Book value                                        24.38     23.03      23.73     24.46  25.17 est.
    -----------------------------------------------------------------------------------------------------
      Notes:
      (1) Before September 11 items and Restructuring and other charges.
      (2) September 11 related expenses were $30 million after-tax and
          Restructuring and other charges were $1,725 million after-tax in the fourth quarter of 2001. Including these items, the basic and diluted loss per share was $(1.51).

      Certain prior period amounts have been reclassified to conform to the current period presentation.


    MERRILL LYNCH & CO., INC.                                                                           Exhibit 99(i)
                                                                                                       Attachment VII

    PERCENTAGE OF QUARTERLY NET REVENUES  (UNAUDITED)

                                                             3Q01        4Q01       1Q02       2Q02        3Q02
                                                            -----       -----      -----      -----       -----

       NET REVENUES
         Commissions
             Listed and over-the-counter securities          13.1%       14.1%      14.4%      14.5%       15.0%
             Mutual funds                                     6.9%        7.5%       6.7%       6.6%        6.4%
             Other                                            3.4%        3.5%       3.0%       3.2%        4.3%
                                                            -----       -----      -----      -----       -----
             Total                                           23.4%       25.1%      24.1%      24.3%       25.7%
         Principal transactions                              14.4%       12.3%      17.2%      14.7%        8.6%
         Investment banking
             Underwriting                                    11.0%       11.3%       9.4%      10.3%        7.6%
             Strategic advisory                               5.7%        4.4%       3.6%       3.9%        3.7%
                                                            -----       -----      -----      -----       -----
             Total                                           16.7%       15.7%      13.0%      14.2%       11.3%
         Asset management and portfolio service fees
             Asset management fees                           10.0%       10.5%       9.2%       8.7%        9.2%
             Portfolio service fees                          10.9%       11.0%      10.9%      11.5%       12.1%
             Account fees                                     2.4%        2.5%       2.6%       2.7%        3.2%
             Other fees                                       2.7%        2.9%       2.7%       3.3%        3.4%
                                                            -----       -----      -----      -----       -----
             Total                                           26.0%       26.9%      25.4%      26.2%       27.9%
         Other                                                2.4%        1.9%       4.4%       4.5%        3.9%
                                                            -----       -----      -----      -----       -----
            Subtotal                                         82.9%       81.9%      84.1%      83.9%       77.4%

         Interest and dividend revenues                      90.6%       77.5%      64.5%      64.6%       79.9%
         Less interest expense                               73.5%       59.4%      48.6%      48.5%       57.3%
                                                            -----       -----      -----      -----       -----
            Net interest profit                              17.1%       18.1%      15.9%      16.1%       22.6%
                                                            -----       -----      -----      -----       -----
         TOTAL NET REVENUES                                 100.0%      100.0%     100.0%     100.0%      100.0%
                                                            -----       -----      -----      -----       -----

       NON-INTEREST EXPENSES
         Compensation and benefits                           53.6%       48.2%      52.0%      51.9%       51.1%
         Communications and technology                       10.3%       11.3%       9.3%       8.3%        9.7%
         Occupancy and related depreciation                   5.4%        5.4%       4.7%       4.6%        5.0%
         Brokerage, clearing, and exchange fees               4.3%        4.2%       3.9%       3.5%        4.2%
         Advertising and market development                   3.2%        2.7%       2.9%       3.0%        2.9%
         Professional fees                                    2.2%        2.9%       2.6%       2.7%        3.1%
         Office supplies and postage                          1.5%        1.7%       1.4%       1.3%        1.4%
         Goodwill amortization                                1.0%        1.1%         -          -           -
         Other                                                3.5%        7.3%       3.3%       5.6%        2.8%
         Recoveries/expenses related to September 11          1.7%        0.9%         -          -        -4.4%
         Restructuring and other charges                        -        46.1%         -          -           -
                                                            -----       -----      -----      -----       -----
         TOTAL NON-INTEREST EXPENSES                         86.7%      131.8%      80.1%      80.9%       75.8%
                                                            -----       -----      -----      -----       -----

       EARNINGS/(LOSS) BEFORE INCOME TAXES, AND DIVIDENDS
       ON PREFERRED SECURITIES ISSUED BY SUBSIDIARIES        13.3%      -31.8%      19.9%      19.1%       24.2%

       Income tax expense/(benefit)                           4.2%       -6.2%       6.2%       5.4%        7.2%

       Dividends on preferred securities
         issued by subsidiaries                               0.9%        1.0%       1.0%       0.9%        1.1%
                                                            -----       -----      -----      -----       -----

       NET EARNINGS/(LOSS)                                    8.2%      -26.6%      12.7%      12.8%       15.9%

    -----------------------------------------------------------------------------------------------------------

    OTHER FINANCIAL DATA
                                                             3Q01        4Q01       1Q02       2Q02        3Q02
                                                            -----       -----      -----      -----       -----
         Non-interest expenses excluding compensation
           and benefits to net revenues                      33.1%       83.6%      28.1%      29.0%       24.8%
         Compensation and benefits to pre-tax earnings
           before compensation and benefits                  80.1%      294.1%      72.3%      73.0%       67.9%
    -----------------------------------------------------------------------------------------------------------
         Common shares outstanding (in millions):
            Weighted-average - basic                        845.8       845.7      854.8      861.7       864.6
            Weighted-average - diluted                      934.5       845.7      949.2      942.6       934.5
            Period-end                                      847.5       850.2      862.9      865.4       869.0
    -----------------------------------------------------------------------------------------------------------



                                                                                     Exhibit 99(i)
    MERRILL LYNCH & CO., INC.                                                      Attachment VIII


    SUPPLEMENTAL DATA (UNAUDITED)                                            (dollars in billions)

                                                   3Q01      4Q01       1Q02       2Q02       3Q02
                                                -------   -------    -------    -------    -------

      CLIENT ASSETS
      Private Client
         U.S.                                   $ 1,171   $ 1,185    $ 1,179    $ 1,101    $ 1,019
         Non - U.S.                                 127       101         96         94         87
                                                -------   -------    -------  ---------    -------
      Total Private Client Assets                 1,298     1,286      1,275      1,195      1,106
      MLIM direct sales (1)                         170       172        167        158        145
                                                -------   -------    -------  ---------    -------
      Total Client Assets                       $ 1,468   $ 1,458    $ 1,442    $ 1,353    $ 1,251
                                                =======   =======    =======  =========    =======

      ASSETS UNDER MANAGEMENT(2)                $   507   $   529    $   518    $   499    $   452

           Retail                                   214       220        215        203        182
           Institutional                            252       266        262        257        234
           Private Investors                         41        43         41         39         36

           U.S.                                     310       327        323        319        305
           Non-U.S.                                 197       202        195        180        147

           Equity                                   253       263        257        234        190
           Fixed Income                             119       119        119        121        119
           Money Market                             135       147        142        144        143

      ASSETS IN ASSET-PRICED ACCOUNTS(2)        $   183   $   199    $   206    $   192    $   176
    ----------------------------------------------------------------------------------------------
      NET NEW MONEY

      PRIVATE CLIENT ACCOUNTS(6)
           U.S.                                 $    10   $    14    $     -    $     4    $     3
           Non-U.S.                                   3         2          1          -         (1)
                                                -------   -------    -------    -------    -------
              TOTAL                                  13        16          1          4          2
                                                -------   -------  ---------    -------    -------

      ASSETS UNDER MANAGEMENT(3)(6)             $     4   $     4    $    (7)   $    (5)   $   (12)
    ----------------------------------------------------------------------------------------------
      BALANCE SHEET INFORMATION (ESTIMATED)

           Commercial Paper and
             Other Short-term Borrowings        $   5.1   $   5.1    $   4.6    $   6.0    $   6.6
           Deposits                                83.7      85.8       85.9       81.1       80.8
           Long-term Borrowings                    79.8      76.6       77.3       75.5       73.9
           Preferred Securities Issued
             by Subsidiaries                        2.7       2.7        2.7        2.7        2.7
           Total Stockholders' Equity              21.1      20.0       20.9       21.6       22.3
    ----------------------------------------------------------------------------------------------
      GLOBAL EQUITY AND EQUITY-LINKED UNDERWRITING(2)(4)

           Volume                               $    15   $    15    $    15    $    10    $     3
           Market Share                            21.5%     12.2%      14.9%       9.5%       6.9%
           Ranking                                    1         2          2          3          5

      GLOBAL DEBT UNDERWRITING(2)(4)

           Volume                               $    81   $    68    $    91    $    83    $    54
           Market Share                             9.9%      7.2%       8.5%       8.7%       7.4%
           Ranking                                    2         5          2          3          6

      GLOBAL COMPLETED MERGERS AND ACQUISITIONS(2)(4)

           Volume                               $   134   $    79    $    62    $    64    $    76
           Market Share                            25.6%     18.5%      22.2%      20.2%      25.4%
           Ranking                                    3         4          3          4          3
    ----------------------------------------------------------------------------------------------
      FULL-TIME EMPLOYEES(5)                     65,900    57,400     56,400     54,600     53,400

      PRIVATE CLIENT FINANCIAL ADVISORS          18,000    16,400     15,900     15,100     14,600
    ----------------------------------------------------------------------------------------------
    (1) Reflects funds managed by MLIM not sold through Private Client channels.
    (2) Certain prior period amounts have been restated to conform to the current period presentation.
    (3) Adjusted to exclude the impact of transferring funds to U.S. bank deposits.
    (4) Full credit to book manager.  Market shares derived from Thomson Financial Securities Data statistics.
    (5) Excludes 500, 900, 400, and 3,200 full-time employees on salary continuation severance at the end of 3Q02, 2Q02, 1Q02, and 4Q01, respectively.
    (6) Excluding the impact related to the restructuring of the Non-U.S. businesses.

      For more information, please contact:


      Investor Relations                       Phone:  866-607-1234
      Merrill Lynch & Co., Inc.                Fax:    212-449-7461
                                               investor_relations@ml.com
                                               www.ir.ml.com